SECURITIES ASSIGNMENT AND CANCELLATION AGREEMENT

     THIS SECURITIES ASSIGNMENT AND CANCELLATION AGREEMENT (this "Agreement") is made and entered into as of November 22, 2002 by and among TMI Holdings, Inc., a Florida corporation ("TMI" or the "Company"), Marc Douglas, an individual ("Douglas"), Douglas Family Holdings, Inc., a Florida corporation ("DFCorp"), Douglas Family Limited Partnership, a Florida limited partnership ("DFPartnership"), and Thrift Ventures, Inc., a Florida corporation ("TVI"). Each of TMI, Douglas, DFCorp, DFPartnership, and TVI shall be referred to as a "Party" and collectively as the "Parties."

                                    RECITALS

     A. TVI is the obligor under that certain promissory note dated as of August 27, 2001 (the "2001 Note") in favor of TMI (referred to in the note as Thrift Management, Inc., the prior name of TMI) in the original principal amount of $1,175,000 (the "2001 Note Principal").

     B. As of the date of this Agreement, the accrued interest under the 2001 Note is $116,405.48 (the "2001 Note Interest").

     C. Douglas is a party, along with Matthew P. Dwyer, an individual ("Dwyer"), to that certain Stock Purchase Agreement dated October 28, 2002 (the "Stock Purchase Agreement") which requires, as a condition to the closing of the transactions contemplated thereby, the taking of the actions set forth in this Agreement.

     D. TMI desires to assign to Douglas, DF Corp and DFPartnership, and Douglas, DF Corp, and DFPartnership, and each of them, desires to accept the assignment of, that portion of the 2001 Note Principal equal to $675,000, plus all of the 2001 Note Interest, effective as of the date hereof, as set forth on Schedule A attached hereto and incorporated herein by reference (the "2001 Assignment").

     E. Pursuant to the terms of the Stock Purchase Agreement, and as a condition to the closing of the transactions contemplated thereby, TMI has agreed to enter into a Consulting Agreement with Douglas (the "Consulting Agreement"), which provides for compensation to Douglas equal to $100,000 per year for each of five years, all of which is to be applied towards the payment of principal due to TMI under the 2001 Note.

     F. Pursuant to the terms of the Stock Purchase Agreement, and as a condition to the closing of the transactions contemplated thereby, Douglas, DFCorp, and DFPartnership, and each of them, has agreed to cancel (i) an aggregate of 1,567,167 shares of TMI common stock as set forth on Schedule B attached hereto and incorporated herein by reference (the "TMI Shares"), (ii) any and all of the options and warrants to acquire TMI securities currently held by Douglas or his affiliates, including but not limited to the option to acquire 105,000 shares as set forth in that certain Incentive Stock Option Agreement dated as of December 27, 1998 and the warrant to acquire 500,000 shares as set forth in that certain Warrant dated as of March 16, 2001 (the "TMI Options"), and (iii) all consulting and reimbursement agreements between TMI and Douglas, including but not limited to those set forth in the Written Consent of Directors effective as of August 1, 2002 and the Written Consent of Directors dated May 15, 2002 (the "2002 Consulting Agreements").

     NOW, THEREFORE, in reliance on the foregoing recitals and in consideration of and for the mutual covenants contained herein, the Parties hereto agree as follows:

                                    AGREEMENT

     1.     ASSIGNMENT  OF  2001  NOTE.  TMI  hereby assigns that portion of the
            --------------------------
2001 Note Principal equal to $675,000, plus all of the 2001 Note Interest, to Douglas, DFCorp, and DFPartnership as set forth on Schedule A. TMI further agrees that effective as of the date of this Agreement, after giving effect to the assignment, the outstanding principal balance under the 2001 Note is $500,000, and that no further interest shall accrue under the 2001 Note as long as the Consulting Agreement is in effect. TMI agrees to apply the compensation due to Douglas under the Consulting Agreement against the outstanding principal balance of the 2001 Note at the rate of $100,000 per year, with the first payment to be applied as of January 1, 2003. TVI acknowledges and consents to the 2001 Assignment and the other actions set forth in this Agreement.

     2.     CANCELLATION  OF SHARES, OPTIONS, AND WARRANTS.  Douglas, DFCorp and
            ----------------------------------------------
DFPartnership shall, simultaneous with the execution and delivery of this Agreement, deliver to TMI the TMI Shares, along with an irrevocable stock power with signature medallion guaranteed, for cancellation by TMI. In addition, Douglas, DFCorp and DFPartnership shall deliver to TMI the TMI Options, along with written instructions to cancel same.

     3.     TERMINATION  OF  2002 CONSULTING AGREEMENTS.  Douglas and TMI hereby
            -------------------------------------------
acknowledge and agree that the 2002 Consulting Agreements are hereby terminated in their entirety, and the obligations of all parties thereto are deemed to be satisfied in full.

     4.     REPRESENTATIONS  AND  WARRANTIES  OF  DOUGLAS,  DFCORP,  AND
            ------------------------------------------------------------
DFPARTNERSHIP.  Douglas,  DFCorp,  and DFPartnership, and each of them, have and
-------------
will transfer to TMI, good, valid and marketable title to the TMI Shares and the TMI Options, and, except with respect to the restrictions on transfer under federal and state securities laws, there are no security interests, liens, encumbrances, claims, charges, assessments or restrictions or any other defects in title of any nature whatsoever on any of the TMI Shares and TMI Options. Douglas, DFCorp, and DFPartnership, and each of them, will not assign, sell, mortgage, lease, transfer, pledge, grant a security interest in or lien upon, encumber, or otherwise dispose of or abandon, nor will they suffer or permit any of the same to occur with respect to, any part or all of the TMI Shares and the TMI Options, and have made payment or deposit or otherwise provide for the payment, when due, of all taxes, assessments or contributions required by law which have been or may be levied or assessed against them with respect to any of the TMI Shares and TMI Options. Seller has the right, power, legal capacity and authority to transfer the Shares and enter into and perform Seller's obligations under this Agreement. Douglas, DFCorp, and DFPartnership, and each of them, have the right, power, legal capacity and authority to transfer the TMI Shares and TMI Options and enter into and perform their obligations under this Agreement.

     5.     REPRESENTATIONS  AND  WARRANTIES OF TVI.  TVI has the right,  power,
            ---------------------------------------
legal capacity and authority to enter into and perform its obligations under this Agreement.

     6.     REPRESENTATIONS  AND  WARRANTIES OF TMI.  TMI has the right,  power,
            ---------------------------------------
legal capacity and authority to enter into and perform its obligations under this Agreement.

     7.     BINDING  UPON  SUCCESSORS  AND  ASSIGNS.   Subject  to,  and  unless
            ---------------------------------------
otherwise provided in, this Agreement, each and all of the covenants, terms, provisions, and agreements contained herein shall be binding upon, and inure to the benefit of, the successors, executors, heirs, representatives, administrators and assigns of the parties hereto.

     8.     ENTIRE  AGREEMENT.  This  Agreement,  along  with the Stock Purchase
            -----------------
Agreement and other documents executed in connection with the Stock Purchase Agreement, constitutes the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements or understandings, inducements or conditions, express or implied, written or oral, between the parties with respect hereto and thereto.

     9.     COUNTERPARTS.  This  Agreement  may  be  executed  in  any number of
            ------------
counterparts, each of which shall be an original as against any party whose signature appears thereon and all of which together shall constitute one and the same instrument.

     10.    AMENDMENT AND  WAIVERS.  Any term or provision of this Agreement may
            -----------------------
be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a writing signed by the party to be bound thereby. The waiver by a party of any breach hereof for default in payment of any amount due hereunder or default in the performance hereof shall not be deemed to constitute a waiver of any other default or any succeeding breach or default.

     11.    ATTORNEYS'  FEES.  Should  suit  be  brought to enforce or interpret
            ----------------
any part of this Agreement, the prevailing party shall be entitled to recover, as an element of the costs of suit and not as damages, reasonable attorneys' fees to be fixed by the court (including without limitation, costs, expenses and fees on any appeal). The prevailing party shall be the party entitled to recover its costs of suit, regardless of whether such suit proceeds to final judgment. A party not entitled to recover its costs shall not be entitled to recover attorneys' fees. No sum for attorneys' fees shall be counted in calculating the amount of a judgment for purposes of determining if a party is entitled to recover costs or attorneys' fees.

     12.    GOVERNING  LAW.  This  Agreement shall be governed by and  construed
            --------------
in accordance with the laws of the State of Florida, without regard to its choice of law principles.

DOUGLAS:                                    DFCORP:
                                            Douglas Family Holdings, Inc.,
                                            a Florida corporation

/s/ Marc Douglas                            /s/ Marc Douglas
------------------------------------        ------------------------------------
Marc  Douglas                               By:  Marc Douglas
                                            Its:  President


DFPARTNERSHIP:                              TVI:
Douglas Family Limited Partnership,         Thrift  Ventures,  Inc.,
a Florida Limited Partnership               a  Florida  corporation

/s/ Marc Douglas                            /s/ Marc Douglas
------------------------------------        ------------------------------------
By  Douglas Family Holdings, Inc.           By:  Marc Douglas
Its:  General Partner                       Its:  President
      Marc Douglas, President


TMI:
TMI  Holdings,  Inc.,
a  Florida  corporation


/s/ W. Michael Sessions
------------------------------------
By: W. Michael Sessions
Its:  Chief Executive Officer

                                   SCHEDULE A

                                 2001 ASSIGNMENT

                                               Assignment            Assignment
                                               ----------            ----------
Name                                           of  Principal         of Interest
----                                           -------------         -----------

Marc  Douglas                                  $ 500,129.65          $ 86,248.64
Douglas  Family  Holdings,  Inc.               $   2,584.29          $    445.67
Douglas  Family  Limited  Partnership          $ 172,286.06          $ 29,711.17

     Total                                     $ 675,000.00          $116,405.48




                                   SCHEDULE B

                           TMI SHARES TO BE CANCELLED

Name                                      No. of Shares
----                                      -------------

Marc Douglas                                1,161,167
Douglas Family Holdings, Inc.                   6,000
Douglas Family Limited Partnership            400,000

     Total                                  1,567,167